UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 18, 2000

                                   GOOLU INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

        Colorado, U.S.A.                  0-26765                  Nil
------------------------------       ------------------      ----------------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.

      1000 - 355 Burrard Street, Vancouver, B.C., Canada              V6C 2G8
--------------------------------------------------------------------------------
         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (604) 683-9262

             Essex Capital Corporation, 201 - 5353 Manhattan Circle,
                        Boulder, Colorado, U.S.A. 80303
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report

Item 1.  Changes in Control of Registrant

Control of the Company was formerly exercised by Allen R. Goldstone and members of his family of 2495 Agate Road, Boulder, Colorado, U.S.A. - who held, in aggregate, 238,150 shares of the Company, being 47.51% of the issued shares of the Company, and Sanford L. Schwartz and a member of his family of 1010 Orange Place, Boulder, Colorado, U.S.A. - who held 208,150 shares of the Company, being 41.52% of the issued shares of the Company. Mr. Goldstone and his family have sold 192,860 shares of the Company - with Mr. Goldstone retaining 15, 290 shares. Mr. Schwartz and his family have sold 198,375 shares with Mr. Schwartz retaining only 9,775 shares. 100% of the other shares have also been sold - so that a total of 95% of the issued shares of the Company - being 476,235 shares - have been sold - all as private transactions.

The transferees and the numbers of shares each purchased are set forth below in the listing of the holders of more than 5% of the issued shares.

In addition, the sole Director and Officer of the Company, Linda M. Stamelos, resigned from all of her positions with the Company. Two of the purchasers of the shares have been elected as the Directors of the Company, and to the following offices, effective July 28, 2000:

                  Shih-Hsun Lan                      -        President
                  Neng-Tse Shih                      -        Secretary

The purchasers of the shares paid to the vendors, for the shares, cash consideration from their own funds. There is no arrangement or understanding between the transferors and the transferees with respect to the election of Directors or any other matters. Further, there is no agreement or voting trust with respect to the voting of the shares between any of the transferees of the shares.

As a result of the transfers described above, the holders of more than 5% of the issued shares of the Company and their particulars and shareholdings are as follows:

---------------------------- -------------------------- -------------------------- --------------------------
 Title of class of shares       Name and address of                                  Percentage of issued
                                      owners                  Shares owned                  shares
---------------------------- -------------------------- -------------------------- --------------------------
Common                       Hsueh-Mei Chang                     136,592                    27.25%
                             28-3F, #8, Bao-
                             Ching St., Hsien-
                             Tien, Taipei 231,
                             Taiwan
---------------------------- -------------------------- -------------------------- --------------------------
Common                       Shih-Hsun Lan                       50,000                      9.97%
                             5F, #61, Fu-Jon St.
                             Taipei 104, Taiwan
---------------------------- -------------------------- -------------------------- --------------------------
Common                       Neng-Tse Shih                       50,000                      9.97%
                             3F, #51-1, Jih-Nan
                             Rd., Sec. 2, Taipei
                             104, Taiwan
---------------------------- -------------------------- -------------------------- --------------------------
Common                       Hsueh Su-Chen                       50,000                      9.97%
                             Shih
                             12F, #28, Roosevelt
                             Road, Sec. 3, Taipei
                             100, Taiwan
---------------------------- -------------------------- -------------------------- --------------------------
Common                       Chuan-Feng Shih                     50,000                      9.97%
                             #1, 24l Ln., Syh-
                             Ping St. Yuan-Lin
                             Town, Chang-Hua
                             County 510, Taiwan
---------------------------- -------------------------- -------------------------- --------------------------
Common                       Fu-Kuei Lian                        35,908                      7.16%
                             5F, #14, 534 Ln.,
                             Wan-Tah Road,
                             Taipei 108, Taiwan
---------------------------- -------------------------- -------------------------- --------------------------
Common                       Hsu-Fong Shih                       45,618                      9.1%
                             1F, #9, 118Aly. 30
                             Ln., Yeong-Jyi Rd.,
                             Taipei 110, Taiwan
---------------------------- -------------------------- -------------------------- --------------------------



---------------------------- -------------------------- -------------------------- --------------------------
Common                       Shih-Fong Shih                      26,882                      5.36%
                             #365, Chien-Kuo
                             Rd., Yuan-Lin
                             Town, Chang-Hua
                             County 510, Taiwan
---------------------------- -------------------------- -------------------------- --------------------------
Common                       Global Online Ltd.                  31,235                      6.23%
                             #27, Ning-Han St.
                             Taichung City,
                             Taiwan

---------------------------- -------------------------- -------------------------- --------------------------
TOTALS:                                                          476,235                     95.0%
---------------------------- -------------------------- -------------------------- --------------------------

The aggregate number of common shares owned by the Directors and Officers of the Company are:

------------------------------------- -----------------------------------
                                Number of Shares
           No. of Shares       owned in aggregate           Percentage
------------------------------------- -----------------------------------
                                Shih-Hsun Lan and
              100,000             Neng-Tse Shih               19.95%
------------------------------------- -----------------------------------

Item 2.  Acquisition or Disposition of Assets

The Company has neither acquired nor disposed of any assets.

Item 3.   Bankruptcy or Receivership

Nil

Item 4.   Changes in Registrant's Certifying Accountant

Nil

Item 5.  Other Events

The name of the Company was changed, effective August 1, 2000, from Essex Capital Corporation to Goolu Inc.

Item 6.  Resignations of Registrant's Directors

Reference is made to Item 1 above with respect to the changes of the Company's Directors.

Item 7.  Financial Statements and Exhibits

Nil - not applicable.

Item 8.  Change in Fiscal Year.

Nil.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GOOLU INC.
                                          ------------------------------------
                                                            (Registrant)

Date:        August 11, 2000              "Shih-Hsun Lan" - President
         ------------------------         ------------------------------------
                                                      (Signature)

                                          Shih-Hsun Lan - President
                                          ------------------------------------
                                           (Name and Title of signing officer)